Other Assets	12 Months Ended
Oct. 31, 2022
Text Block [Abstract]
Other Assets
Note 12: Other Assets
Customers’ Liability Under Acceptances
Acceptances represent a form of negotiable short-term debt issued by our customers, which we guarantee for a fee. The fees earned are recorded in non-interest
revenue, lending fees, in our Consolidated Statement of Income over the term of the acceptance. The amount potentially due under acceptances is recorded in other liabilities in our Consolidated Balance Sheet. We record the bank’s equivalent claim against our customers in the event of a call on these commitments in other assets in our Consolidated Balance Sheet.

Other
The components of other within other assets are as follows:

(Canadian $ in millions)	2022	2021
Accounts receivable, prepaid expenses and other items	3,634	3,302
Accrued interest receivable	2,726	1,452
Bank owned life insurance policies	4,509	4,096
Leased vehicles, net of accumulated amortization	263	415
Cash collateral	13,586	6,436
Due from clients, dealers and brokers	313	353
Insurance-related assets (1)	2,575	2,080
Other employee future benefits assets (Note 21)	51	40
Pension asset (Note 21)	1,267	947
Precious metals (2)	2,970	3,290
Total	31,894	22,411

(1)
Includes $1,001 million of investment properties ($881 million as at October 31, 2021) carried at cost less accumulated amortization. These investment properties support our insurance contract liabilities. The fair value, determined by external independent property valuers for disclosure purposes, is $1,195 million and categorized as Level 3 using models with unobservable market inputs ($1,033 million as at October 31, 2021).

(2)	Precious metals are recorded at fair value based on quoted prices in active markets.